Exhibit 99.1

Name:  Kenneth Griffin
Address:  c/o Citadel Investment Group, L.L.C.
          131 S. Dearborn St., 32nd Floor
          Chicago, Illinois  60603

Designated Filer:  Citadel Investment Group, L.L.C.

Issuer:  ION Media Networks, Inc.
Issuer's Trading Symbol:  ION

Date of Event Requiring Statement:  January 8, 2008


By:      /s/  M. Hinerfeld                                    01/10/08
         --------------------------------------------         ----------
         Name:  Matthew B. Hinerfeld, attorney-in-fact**      Date

** Matthew B. Hinerfeld is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 4, 2005, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G/A for Komag, Incorporated.



Name: CIG Media, L.L.C.
Address:  c/o Citadel Investment Group, L.L.C.
          131 S. Dearborn St., 32nd Floor
          Chicago, Illinois  60603

Designated Filer:  Citadel Investment Group, L.L.C.

Issuer:  ION Media Networks, Inc.
Issuer's Trading Symbol:  ION

Date of Event Requiring Statement:  January 8, 2008


By:      /s/  M. Hinerfeld                                    01/10/08
         --------------------------------------------         --------
         Name:  Matthew B. Hinerfeld                          Date
         Title:  Managing Director and General Counsel



Name: Citadel Limited Partnership
Address:  c/o Citadel Investment Group, L.L.C.
          131 S. Dearborn St., 32nd Floor
          Chicago, Illinois  60603

Designated Filer:  Citadel Investment Group, L.L.C.

Issuer:  ION Media Networks, Inc.
Issuer's Trading Symbol:  ION

Date of Event Requiring Statement:  January 8, 2008


By:      /s/  M. Hinerfeld                                    01/10/08
         --------------------------------------------         --------
         Name:  Matthew B. Hinerfeld                          Date
         Title:  Managing Director and General Counsel